Exhibit 99.2

Q2 2014 Conference Call July 30, 2014

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made.  These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K.  Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

John Peeler Chairman & CEO Introduction

Second Quarter 2014 Highlights Q2 Orders $104M Cash and Short Term Investments  $485M Q2 Revenue up 5% sequentially to $95M Third sequential quarter with a positive book-to-bill ratio Generated cash in a challenging quarter Improvement in MOCVD & MBE  drive revenue growth

Strong MOCVD Order Trend ($M) 1H 2014 = $157M 1H 14 Up Nearly 80% from 1H 13 1H 2013 = $88M

Sam Maheshwari, CFO Financial Highlights

P&L Highlights *Excludes amortization and restructuring.  **Q1 2014 GAAP results include $29M gain resulting from reversal of Synos acquisition related contingency accruals  See financial tables for further details. Synos Purchase 10/1/13

Revenue Highlights – Q2 2014  Total Revenue:  $95M LED & Solar ~$77M MOCVD $67M; up 5% sequentially MBE $10M  ($M) Q2 14 Q1 14 Adj EBITA ($1.6M) $2.1M ($M) Q2 14 Q1 14 Adj EBITA ($0.3M) ($0.6M) Data Storage ~$18M Data Storage down 10% sequentially

Order Highlights – Q2 2014  Total Bookings:  $104M LED & Solar ~$81M MOCVD at $75M; down 10% sequentially  MBE $6M; up slightly on a sequential basis Data Storage ~$23M Improves 52% sequentially after extremely weak Q1 2014

Balance Sheet Highlights Cash improves $2M Accounts receivable increased by $7M Inventory reduced by $4M Synos Purchase 10/1/13

Cost Reduction Initiatives To Drive Lower Breakeven Other Facility  Consolidations  & Streamlining Consolidate Data Storage Business into One Site General  Expense Reduction Initiatives 2  1  3 Total annual OPEX  savings $16M OPEX declines in 2H 2014 2015 OPEX to decline  ~10% from 2014 levels Fund growth in LED & OLED Display and return to profitability

Q3 2014 Guidance                                                                       Q3 2014 Orders Higher than Q2 Revenue $92M-100M Gross Margins 31.5-33.5% OPEX* $41M-42M Adjusted EBITA ($7M)-($3M)  Adjusted EBITDA ($4M)-$0M  GAAP EPS ($0.43)-($0.34) Non-GAAP EPS**  ($0.15)-($0.07) *Excludes amortization ** Non-GAAP EPS excludes $2.6M restructuring charge Orders Expected to Grow in 2H 2014 Compared with 1H 2014

Business Update and Outlook

LED Market Update: UHD-TV Drives LED Demand


Live TV


UHD-TV UNITS(M)
80
70
60
50
40
30
20
10
0
1.5
13
29
48
68.2
2013
2014(f)
2015(f)
2016(f)
2017(f)
CAGR 168%

- UHD-TV uses 2X more LEDs; larger chip size; brighter specs
- Increased share of >50" screen size shipments boosts LED demand
- High utilization and chip performance requirements (brighter chips) helped LED manufacturers to improve their bottom line in 1H 2014

Source: NPD Displaysearch, Digitimes

14 Innovation. Performance. Brilliant.
Copyright ©2014 Veeco Instruments Inc.
Veeco

LED Lighting Demand Accelerating Source: IHS Research LED Lamp Shipments (in M units) Nearly 40% CAGR LED Lighting Market Value up 25% to $5B in 2014

Early Innings of Big Secular LED Lighting Trend Some Underutilized Equipment Still Coming On-line LED Customer Consolidation Customers Remain Cautious Install Base Yield Improvements Maxing Out Tier 1 Operating Close to Maximum Capacity Starting to Invest LED Adoption Accelerating Incandescent Phase-Outs Occurring Globally Better LED Customer Profitability LED Demand Strong for TV and Lighting

1  FAST-ALD Technology to Drive Growth in 2015 and Beyond  Focused on winning for OLED Flex Display Encapsulation 3 OLED Mobile  $200-400M TAM Engaging Potential New Customers 2 OLED TV and Lighting  >$200M TAM 3  Market Validation Activity on Track for New Applications Semiconductor & Other >$200M TAM

Update on our Top Priorities Transition to Profitable Growth in 2015 Develop and launch game changing new products  Next-gen MOCVD and  new ALD to drive growth Targeting GMs >40%   Streamlining initiatives to  improve profitability  Improve customers’ CoO and our gross margins Drive process improvement initiatives and lower expenses

Q&A Session

Financial Tables and Reconciliation

Income Statement Veeco Instruments Inc. and Subsidiaries Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)    For the three months ended For the six months ended  June 30,   June 30,  2014   2013   2014   2013  Net sales    $        95,122   $        97,435   $      185,963   $      159,216  Cost of sales             64,449              62,795            121,513            102,024  Gross profit               30,673              34,640              64,450              57,192  Operating expenses:           Selling, general and administrative              21,891              19,779              43,558              39,427  Research and development                21,011              20,870              40,779              41,607  Amortization                2,899                  855                5,802                1,711  Restructuring                    801                     -                  1,193                  531  Total operating expenses             46,602              41,504              91,332              83,276  Other operating, net                           (158)                           (52)                         (370)                           352  Changes in contingent consideration                    -                       -               (29,368)                    -    Operating income (loss)              (15,771)              (6,812)               2,856             (26,436) Interest income (expense), net                   72                  236                  236                  428  Income (loss) before income taxes               (15,699)              (6,576)               3,092             (26,008) Income tax provision (benefit)                (488)              (2,495)                (857)            (11,856) Net income (loss)    $       (15,211)  $         (4,081)  $          3,949   $       (14,152) Income (loss) per common share:           Basic: Income (loss)    $           (0.39)  $           (0.11)  $            0.10   $           (0.37) Diluted:           Income (loss)  $           (0.39)  $           (0.11)  $            0.10   $           (0.37)             Weighted average shares outstanding: Basic   39,379 38,764 39,275 38,740 Diluted 39,379 38,764 40,061 38,740

Balance Sheet Veeco Instruments Inc. and Subsidiaries  Condensed Consolidated Balance Sheets (In thousands) June 30, December 31,   2014   2013  (Unaudited) ASSETS       Current assets:    Cash and cash equivalents    $         232,332   $          210,799     Short-term investments              252,165                281,538     Restricted cash                        518                   2,738     Accounts receivable, net                 58,323                 23,823     Inventories                   48,364                 59,726     Prepaid expenses and other current assets                 32,488                 23,303     Deferred income taxes                     9,403                 11,716  Total current assets               633,593                613,643          Property, plant and equipment at cost, net                 83,141                 89,139  Goodwill                   91,521                 91,348  Deferred income taxes                       397                      397  Intangible assets, net                 108,914                114,716  Other assets                 39,506                 38,726  Total assets    $          957,072   $          947,969  LIABILITIES AND EQUITY       Current liabilities:    Accounts payable    $            27,777   $            35,755     Accrued expenses and other current liabilities                 35,360                 51,084  Customer deposits and deferred revenue                   57,580                 34,754     Income taxes payable                    6,796                   6,149  Deferred income taxes                         159                      159     Current portion of long-term debt                      302                      290  Total current liabilities                 127,974                128,191  Deferred income taxes                  23,057                 28,052  Long-term debt                  1,694                   1,847  Other liabilities                    2,912                   9,649  Total liabilities              155,637                167,739          Equity              801,435                780,230      Total liabilities and equity  $          957,072   $          947,969

Reconciliation

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	For the three months ended June 30,				For the six months ended June 30,				
	2014		2013		2014		2013		
Adjusted EBITA **									
Operating income (loss)	$	(15,771)	$	(6,812)	$	2,856	$	(26,436)	
Non-GAAP adjustments:									
Amortization		2,899		855		5,802		1,711	
Equity-based compensation		5,091		3,713		9,813		6,292	
Restructuring		801		-		1,193		531	
Changes in contingent consideration		-		-		(29,368)		-	
Earnings before interest, income taxes and amortization excluding certain items ("Adjusted EBITA")	$	(6,980)	$	(2,244)	$	(9,704)	$	(17,902)	
Non-GAAP Net Income (Loss)									
Net income (loss) (GAAP basis)	$	(15,211)	$	(4,081)	$	3,949	$	(14,152)	
Non-GAAP adjustments:									
Amortization		2,899		855		5,802		1,711	
Equity-based compensation		5,091		3,713		9,813		6,292	
Restructuring		801		-		1,193		531	
Changes in contingent consideration		-		-		(29,368)		-	
Income tax effect of non-GAAP adjustments		312		(1,741)		119		(3,113)	(1)
Non-GAAP net income (loss)	$	(6,108)	$	(1,254)	$	(8,492)	$	(8,731)	
Non-GAAP earnings (loss) per diluted share excluding certain items ("Non-GAAP EPS")	$	(0.16)	$	(0.03)	$	(0.22)	$	(0.23)	
Diluted weighted average shares outstanding		39,379		38,764		39,275		38,740	

** Starting in the third quarter 2014 the Company will be using adjusted EBITDA to evaluate the performance of our business units, and therefore will be reporting non-GAAP measures as adjusted EBITDA.

(1) The Company utilized the with and without method to determine the income tax effect of non-GAAP adjustments.

NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States ("GAAP"), and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.

23 Innovation. Performance. Brilliant.
Copyright ©2014 Veeco Instruments Inc.
Veeco

Segment Data Veeco Instruments Inc. and Subsidiaries  Segment Bookings, Revenues, and Reconciliation  of Operating Income (Loss) to Adjusted EBITA (In thousands) (Unaudited)                 For the three months ended For the six months ended      June 30,   June 30,     2014   2013   2014   2013  LED & Solar            Bookings  $          80,661   $          58,089   $         167,799   $         100,803              Revenues  $          77,154   $          75,933   $         147,909   $         118,240              Operating income (loss)   $           (6,604)  $            1,276   $           19,972   $          (11,611) Amortization                    2,576                     532                   5,155                   1,064  Equity-based compensation                  2,339                  1,316                   4,512                   2,026  Restructuring                        73                       -                       237                     423  Changes in contingent consideration                      -                         -                  (29,368)                       -    Adjusted EBITA    $           (1,616)  $            3,124   $                508   $            (8,098)             Data Storage           Bookings  $          23,381   $          26,682   $           38,818   $           54,374              Revenues  $          17,968   $          21,502   $           38,054   $           40,976              Operating income (loss)   $           (2,077)  $              (932)  $            (3,976)  $            (1,061) Amortization                       323                     323                     647                     647  Equity-based compensation                     683                     488                   1,382                     618  Restructuring                       728                       -                       956                       50  Adjusted EBITA  $              (343)  $              (121)  $               (991)  $                254              Unallocated Corporate           Operating income (loss)     $           (7,090)  $           (7,156)  $          (13,140)  $          (13,764) Equity-based compensation                  2,069                  1,909                   3,919                   3,648  Restructuring                         -                         -                          -                         58  Adjusted EBITA  $           (5,021)  $           (5,247)  $            (9,221)  $          (10,058)             Total       Bookings    $         104,042   $          84,771   $         206,617   $         155,177          Revenues    $          95,122   $          97,435   $         185,963   $         159,216          Operating income (loss)     $         (15,771)  $           (6,812)  $             2,856   $          (26,436) Amortization                  2,899                     855                   5,802                   1,711  Equity-based compensation                    5,091                  3,713                   9,813                   6,292  Restructuring                     801                       -                     1,193                     531  Changes in contingent consideration                        -                         -                  (29,368)                       -    Adjusted EBITA  $           (6,980)  $           (2,244)  $            (9,704)  $          (17,902)

Guidance Veeco Instruments Inc. and Subsidiaries Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited)               Guidance for       the three months ending  September 30, 2014          LOW   HIGH  Adjusted EBITDA **         Operating income    $         (17,596)  $         (14,046)   Adjustments:         Amortization                    2,929                  2,929    Equity-based compensation                 5,118                  5,118  Restructuring                   2,634                  2,634    Earnings before interest, income taxes and amortization excluding certain items ("Adjusted EBITA")                (6,915)                (3,365) Depreciation                   3,187                  3,187    Earnings before interest, income taxes and amortization excluding certain items ("Adjusted EBITDA")  $           (3,728)  $              (178)           Non-GAAP Net Income           Net income (loss) (GAAP basis)  $         (16,870)  $         (13,445)           Non-GAAP adjustments:           Amortization                  2,929                  2,929  Equity-based compensation                   5,118                  5,118    Restructuring                 2,634                  2,634  Income tax effect of non-GAAP adjustments                      110                    (143)  (1)  Non-GAAP net income (loss)    $           (6,079)  $           (2,907)   Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS")  $             (0.15)  $             (0.07)           Diluted weighted average shares outstanding 39,462  39,462            ** Starting in the third quarter 2014 the Company will be using adjusted EBITDA to evaluate the performance of our business units, and therefore will be reporting non-GAAP measures as adjusted EBITDA. (1) The Company utilizes the with and without method to determine the income tax effect of non-GAAP adjustments.            NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States ("GAAP"), and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITDA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITDA reports baseline performance and thus provides useful information.

Historical Reconciliation – EBITA to EBITDA

	Three Months Ended			
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Adjusted EBITA (As reported)	$ 25,354	$ 20,319	$ 14,219	$ 1,230
Depreciation	2,500	2,934	2,870	2,980
Adjusted EBITDA (As revised)	$ 27,854	$ 23,253	$ 17,089	$ 4,210

	Three Months Ended			
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Adjusted EBITA (As reported)	$ (15,658)	$ (2,244)	$ (5,079)	$ (26,640)
Depreciation	3,071	3,203	3,240	3,384
Adjusted EBITDA (As revised)	$ (12,587)	$ 959	$ (1,839)	$ (23,256)

	Three Months Ended	
	March 31, 2014	June 30, 2014
Adjusted EBITA (As reported)	$ (2,724)	$ (6,980)
Depreciation	2,868	2,930
Adjusted EBITDA (As revised)	$ 144	$ (4,050)

Veeco moves to Adjusted EBITDA model for Non-GAAP measures.

26 Innovation. Performance. Brilliant.
Copyright ©2014 Veeco Instruments Inc.
Veeco